UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2021

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact Name of Registrant as Specified in Charter)

American Homes 4 Rent American Homes 4 Rent, L.P.	Maryland Delaware	001-36013 333-221878-02	46-1229660 80-0860173
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
23975 Park Sorrento, Suite 300
Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)
(805)
413-5300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.
On July 8, 2021, American Homes 4 Rent, L.P. (the “Operating Partnership”) completed the previously announced offering of $450,000,000 aggregate principal amount of 2.375% Senior Notes due 2031 (the “ 2031 Notes”) and $300,000,000 aggregate principal amount of 3.375% Senior Notes due 2051 (the “ 2051 Notes” and, together with the 2031 Notes, the “Notes”).
The Operating Partnership previously entered into an Indenture, dated as of February 7, 2018 (the “Base Indenture”), between the Operating Partnership, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”). In connection with the issuance of the Notes, the Operating Partnership entered into the Third Supplemental Indenture, dated as of July 8, 2021 (the “Third Supplemental Indenture”), relating to the 2031 Notes and the Fourth Supplemental Indenture, dated as of July 8, 2021 (the “Fourth Supplemental Indenture” and, together with the Third Supplemental Indenture and the Base Indenture, the “Indenture”), relating to the 2051 Notes, between the Operating Partnership and the Trustee.
The 2031 Notes were issued at 98.513% of par value with a coupon of 2.375% per annum. The 2051 Notes were issued at 97.962% of par value with a coupon of 3.375% per annum. Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing January 15, 2022. The 2031 Notes will mature on July 15, 2031, and the 2051 Notes will mature on July 15, 2051. The Notes are the Operating Partnership’s unsecured and unsubordinated obligations and rank equally in right of payment with all of the Operating Partnership’s existing and future unsecured and unsubordinated indebtedness.
Under limited circumstances, the Indenture will require certain of the Operating Partnership’s subsidiaries and American Homes 4 Rent (the “Company”) to guarantee the Notes in the future if, and for so long as, such subsidiary or the Company, as the case may be, guarantees the Operating Partnership’s obligations under its revolving credit facility.
The Operating Partnership may redeem the Notes in whole at any time or in part from time to time, at the applicable make-whole redemption price specified in the Indenture. If the 2031 Notes are redeemed on or after April 15, 2031 (three months prior to the stated maturity date) or if the 2051 Notes are redeemed on or after January 15, 2051 (six months prior to the stated maturity date), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
The Indenture contains certain covenants that, among other things, limit the ability of the Operating Partnership, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture requires the Operating Partnership to maintain total unencumbered assets of at least 150% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become due and payable.
The foregoing description is a summary of the terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture (including the forms of Notes), copies of which are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form
8-K
and incorporated by reference herein.
The offering was made pursuant to an automatic shelf registration statement filed with the Securities and Exchange Commission on June 17, 2020 (File
Nos. 333-239227
and 333-239227-01), a base prospectus, dated June 17, 2020, and a prospectus supplement, dated June 30, 2021, filed by the Operating Partnership with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits.

Exhibit No.	Description

4.1
Indenture, dated as of February 7, 2018, between American Homes 4 Rent, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the registrants’ Current Report on Form 8-K filed February 7, 2018).

4.2	Third Supplemental Indenture, dated as of July 8, 2021, between American Homes 4 Rent, L.P. and U.S. Bank National Association, as trustee.

4.3	Fourth Supplemental Indenture, dated as of July 8, 2021, between American Homes 4 Rent, L.P. and U.S. Bank National Association, as trustee.

4.4	Form of Global Note representing the 2031 Notes (included in Exhibit 4.2).

4.4	Form of Global Note representing the 2051 Notes (included in Exhibit 4.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 8, 2021		AMERICAN HOMES 4 RENT

	By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer

Date: July 8, 2021		AMERICAN HOMES 4 RENT, L.P.

	By:	American Homes 4 Rent, its General Partner

	By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer